3/25/16

AMENDMENT NO. 1

TO

CREDIT AND SECURITY AGREEMENT

THIS AMENDMENT NO. 1 (this "Amendment") is entered into as of March __, 2016, by and among ADVANCED ENVIRONMENTAL RECYCLING TECHNOLOGIES, INC., a Delaware corporation ("AERT"), the financial institutions set forth on the signature pages hereto (each a "Lender" and collectively, "Lenders") and WEBSTER BUSINESS CREDIT CORPORATION as agent for Lenders (in such capacity, "Agent").

BACKGROUND

AERT, certain other borrowers from time to time party thereto (together with AERT, "Borrowers"), Lenders and Agent are parties to a Credit and Security Agreement dated as of October 30, 2015 (as amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement") pursuant to which Agent and Lenders provide Borrowers with certain financial accommodations.

Borrowers have requested that Agent and Lenders make certain amendments to the Credit Agreement, and Agent and Lenders are willing to do so on the terms and conditions hereafter set forth.

NOW, THEREFORE, in consideration of any loan or advance or grant of credit heretofore or hereafter made to or for the account of Borrowers by Agent, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1. Definitions. All capitalized terms not otherwise defined herein shall have the meanings given to them in the Credit Agreement.

2. Amendments to Credit Agreement. Subject to satisfaction of the conditions precedent set forth in Section 3 below, the Credit Agreement is hereby amended as follows:

(a) Section 2.1(e)(ii) of the Credit Agreement is hereby amended by amending the second sentence thereof in its entirety to read as follows:

> "Each Capex Loan shall be repaid in equal monthly installments of principal based on an eighty-four (84) month amortization schedule commencing with the first day of the first calendar month following the date of the Capex Loan."

(b) The defined term "Borrowing Base" set forth on Annex One to the Credit Agreement is hereby amended by deleting the reference to "plus" set forth in clause (ii) thereof, and inserting "minus" in lieu thereof.

3. Conditions of Effectiveness. This Amendment shall become effective upon Agent's receipt a copy of this Amendment executed by Borrowers, with an original executed copy of this Amendment to be promptly delivered by Borrowers to Agent.

4. Representations and Warranties. Each Borrower hereby represents and warrants as follows:

(a) This Amendment and the Credit Agreement, as amended hereby, constitute legal, valid and binding obligations of Borrowers and are enforceable against Borrowers in accordance with their respective terms, except as such enforcement is subject to the effect of (i) any applicable bankruptcy, insolvency, moratorium or similar laws affecting creditors' rights generally, and (ii) general principles of equity (regardless of whether considered in a proceeding in equity or at law).

(b) Upon the effectiveness of this Amendment, each Borrower hereby reaffirms all covenants, representations and warranties in all material respects made in the Credit Agreement to the extent the same are not amended hereby and agree that all such covenants, representations and warranties shall be deemed to have been remade in all material respects as of the effective date of this Amendment (except to the extent stated to relate to a specific earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date).

(c) No Event of Default or Default has occurred and is continuing or would exist after giving effect to this Amendment.

(d) No Borrower has any defense, counterclaim or offset with respect to the Credit Agreement.

5. Effect on the Credit Agreement.

(a) Upon the effectiveness of Section 2 hereof, each reference in the Credit Agreement to "this Agreement," "hereunder," "hereof," "herein" or words of like import shall mean and be a reference to the Credit Agreement as amended hereby.

(b) Except as specifically amended herein, the Credit Agreement, and all other documents, instruments and agreements executed and/or delivered in connection therewith, shall remain in full force and effect, and are hereby ratified and confirmed.

(c) The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of Agent and Lenders, nor constitute a waiver of any provision of the Credit Agreement, or any other documents, instruments or agreements executed and/or delivered under or in connection therewith.

6. Governing Law. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns and shall be governed by and construed in accordance with the laws of the State of New York.

7. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

8. Counterparts; Facsimile. This Amendment may be executed by the parties hereto in one or more counterparts, each of which shall be deemed an original and all of which when taken together shall constitute one and the same agreement. Any signature delivered by a party by .pdf or facsimile transmission shall be deemed to be an original signature hereto.

IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first written above.

ADVANCED ENVIRONMENTAL RECYCLING TECHNOLOGIES, INC.

By:____________________________
Name: J. R. Brian Hanna
Title: Chief Financial Officer

WEBSTER BUSINESS CREDIT CORPORATION

By:____________________________
Name:
Title: